Revenue	12 Months Ended
Dec. 31, 2025
Revenue from Contract with Customer [Abstract]
Revenue	REVENUE
The following table presents the disaggregation of the Corporation's revenue on the consolidated statements of earnings by geography and substantially autonomous utility operations.

($ millions)	2025	2024
Electric and gas revenue
United States
ITC	2,470	2,205
UNS Energy	2,646	2,731
Central Hudson	1,588	1,366
Canada
FortisBC Energy	1,766	1,538
FortisAlberta	793	770
FortisBC Electric	504	481
Newfoundland Power	795	770
Maritime Electric	296	277
FortisOntario	245	235
Caribbean
Caribbean Utilities	396	402
FortisTCI (Note 21)	85	118
Total electric and gas revenue	11,584	10,893
Other services revenue	316	350
Revenue from contracts with customers	11,900	11,243
Alternative revenue	151	169
Other revenue	119	96
Total revenue	12,170	11,508

Revenue from Contracts with Customers
Electric and gas revenue includes revenue from the sale and/or delivery of electricity and gas, transmission revenue, and wholesale electric revenue, all based on regulator-approved tariff rates including the flow through of commodity costs.

Other services revenue includes management fees at UNS Energy for the operation of Springerville Units 3 and 4 and revenue from other services that reflect the ordinary business activities of Fortis' utilities.

Alternative Revenue
Alternative revenue programs allow utilities to adjust future rates in response to past activities or completed events if certain criteria are met. Alternative revenue is recognized on an accrual basis with a corresponding regulatory asset or liability until the revenue is settled. Upon settlement, revenue is not recognized as revenue from contracts with customers but rather as settlement of the regulatory asset or liability. The significant alternative revenue programs of Fortis' utilities are summarized as follows.

ITC's formula rates include an annual true-up mechanism that compares actual revenue requirements to billed revenue, and any under- or over-collections are accrued as a regulatory asset or liability and reflected in future rates within a two year period (Note 8). The formula rates do not require annual regulatory approvals, although inputs remain subject to legal challenge.

UNS Energy's lost fixed-cost recovery mechanism ("LFCR") surcharge recovers lost fixed costs, as measured by a reduction in non-fuel revenue, associated with energy efficiency savings and distributed generation. To recover the LFCR regulatory asset, UNS Energy is required to file an annual LFCR adjustment request with the ACC for the LFCR revenue recognized in the prior year. The recovery is subject to a year-over-year cap of 2% of total retail revenue.

FortisBC Energy and FortisBC Electric have an earnings sharing mechanism that provides for a 50/50 sharing of variances from the allowed ROE. Additionally, variances between forecast and actual customer-use rates and industrial and other customer revenue are captured in a revenue stabilization account and a flow-through deferral account, respectively, to be refunded to, or received from, customers in rates within two years.

Other Revenue
Other revenue primarily includes gains or losses on energy contract derivatives, as well as regulatory deferrals at FortisBC Energy and FortisBC Electric including cost recovery variances from forecast